Plasma Fractionation and Downstream Processing of Human Polyclonal Antibodies from the DiversitAb Platform © 2022 SAB BIOTHERAPEUTICS, INC. Plasma Product Biotechnology Conference  2022 Christoph Bausch, PhD, Chief Operating Officer EXHIBIT 99.1

Forward Looking Statements 2 The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (SAB) and is general background information about SAB’s activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs.   This presentation may contain forward looking statements including statements regarding our intent, belief or current expectations with respect to SAB’s businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB’s control. Past performance is not a reliable indication of future performance.   Unless otherwise specified, information is current at the date hereof, unless specifically noted. © 2022 SAB BIOTHERAPEUTICS, INC.

Novel DiversitAb™ Platform for Developing Highly-Differentiated Immunotherapies Vertical integration enables rapid, scalable development of multi-targeted products Robust, growing clinical-stage pipeline spanning multiple therapeutic areas Established proof-of-concept through US Government funded programs & partnerships totaling ~$200MM Strong corporate position with experienced leadership team and growing infrastructure Leveraged advanced genetic engineering & antibody science to develop Tc bovine-derived fully-human polyclonal antibodies Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies © 2022 SAB BIOTHERAPEUTICS, INC.

pAbs Key Product Differentiators: Multi-target capability in a single therapeutic Natural multi-epitope targeted pAb selected and produced in vivo Ability to target multiple antigens to disease Specifically driven high-potency antibody titers and avidity Naturally activates cellular immunity Ability to target human antigens Natural mixture of many human antibodies that bind to multiple epitopes Plasma-Derived Polyclonal Antibodies SAB Polyclonal Antibodies: Next Generation of Biologics 4 © 2022 SAB BIOTHERAPEUTICS, INC. TARGET FDA: CENTER FOR BIOLOGICS EVALUATION & RESEARCH (CBER)

Only transgenic animal that carries the entire human immunoglobulin (Ig) heavy and light (κ) chain loci. HAC is subject to mitosis along with the other 60 Tc Bovine chromsomes.  HAC present in the Tc Bovine allows for the highest production of human antibody repertoire most similar to humans. Tc Bovine A Natural Way to Produce Human Polyclonal Antibodies Tc Bovine™ contain all the human immunoglobulin genes Human artificial chromosome (HAC) ~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + Igκ) © 2022 SAB BIOTHERAPEUTICS, INC.

Human Antibody Production in Bovine B-Cell bIg Bovine chromosomes X X Bovine DNA-binding proteins Tc Bovine B-cells Remove species-incompatibility in protein-protein interaction Remove species-incompatibility in protein-DNA interaction HAC mRNA mRNA Human Bovine Chimeric IgM on B-Cell Receptor Fully-human IgG >90% IgG1 subclass © 2022 SAB BIOTHERAPEUTICS, INC.

B-Cells Produce Anti-Target Fully-Human Polyclonal Antibodies Hyperimmunization Multiple immunizations drive titers to extremely high levels with exceptional avidity maturation and potency B-Cells Produce Human Antibodies Natural and somatic mutation drives very high-level B-cell clone avidity maturation in Tc Bovine Therapeutic Diverse mixture of anti-Target human polyclonal antibodies allowing production of a fully-human immunoglobulin (hIgG) Rich diversity of IgG antibodies to Spike protein epitopes Fc binding to FcR ligands allows effector cell recruitment & activates complement Transferred full germline repertoire of human antibody response 7 Antigen © 2022 SAB BIOTHERAPEUTICS, INC.

First of its Kind DiversitAb™ Platform Advancing a new class of fully-human polyclonal Tc bovine-derived antibodies without the need for human serum ANTIGEN PATHOGEN TC BOVINE™ HYPERIMMUNIZATION HUMAN ANTIBODIES PURIFICATION TARGETED HIGH-POTENCY IMMUNOTHERAPY  Reliable, controlled, consistent production of diverse, high-titer, high-avidity, fully-human polyclonal antibodies Generated antibodies behave similarly to human-derived with ability to specifically target Proprietary immunization strategies and robust immune response drive extremely high potency Well-established and understood regulatory path as biologic through FDA-CBER Vertical integration enabling rapid, scalable development and production of multivalent products © 2022 SAB BIOTHERAPEUTICS, INC.

Upstream Antibody Production ANIMAL 1 V3 V4 V5+ D8 D11 D14 D8 D11 D14 D8 D11 D14 POOLED PLASMA PLASMA COLLECTIONS TITERS V1 V2 V3 V4 V5 V1 V2 V3 V4 V5 Procedures for Heterogeneity and Consistent Neutralizing Titers ANIMAL 2 V3 V4 V5+ D8 D11 D14 D8 D11 D14 D8 D11 D14 PLASMA COLLECTIONS 9 © 2022 SAB BIOTHERAPEUTICS, INC. Continue Vaccinations & Collections Tc Bovine™ Vaccination WEEK Vaccinate Every Three Weeks, One Animal = 30L Plasma/month 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 V4 V3 V2 V1 V5 TITERS

10

Downstream Manufacturing Process

SAb BIOTHERAPEUTICS



Plasma Selection & Pooling

- Plasma selected to potency and impurity specifications
- Plasma thawed then pooled

Caprylic Acid Fractionation & Clarification

Caprylic Acid: Precipitates bovine plasma proteins and HCP proteins

- pH adjustment
- Filter Aid – adheres insoluble proteins

Depth Filtration: Clarifies

Effective Viral Clearance Step

- Neutralize and 0.22 filter

Chromatography

Chromatography steps include two affinity and one ion exchange

Positive Selection: Captures human light chain

- Low pH hold for viral inactivation

Negative Selection: Captures bovine heavy chain

TFF: Prepare for Anion Exchange

Anion Exchange: Anion Exchange used for polishing

Nanofiltration & Final Formulation

Nanofiltration: Dedicated Viral Clearance Step

Final Formulation: Concentrated and diafiltrated with Formulation Buffer

0.22um Filtered DS Bulk

Sterile filtered into bulk drug substance

Fill/finish DP

Bulk DS sterile filtered and filled into 10R glass vials.

Stoppered and capped.

Tested and released.

Labeling & Distribution

Vials are labeled and boxed

Approved

Released



© 2022 SAB BIOTHERAPEUTICS, INC.

Manufacturing Step Process Overview SUITE 2 Chromatography/UF/Nanofiltration SUITE 1 Plasma Thaw / Pooling / Fractionation SUITE 3 Post Viral TFF SUITE 4 Fill/Finish © 2022 SAB BIOTHERAPEUTICS, INC.

Scaled Infrastructure & Capacity: Laboratory & Manufacturing Manufacturing Facility (200L) Manufacturing Facility  (50L) 12 CET Lab Labeling Suite Fill Suite Cell Culture Lab 50L Suite © 2022 SAB BIOTHERAPEUTICS, INC.

Scaled Infrastructure & Capacity: Tc Bovine & Plasma Production Facility 13

B/Florida/04/2006 Challenge strain SOURCE: NEXTFLU AT HTTPS://NEXTFLU.ORG/VIC/12Y/ Antibodies produced to B/Phuket/3073/2013– like virus protected against B/Florida/04/2006 2006 2017 B/Phuket/3073/2013 Vaccination strain Highly-Mutational Influenza Virus BYAM PHYLOGENIC TREE 100% Protection at All Dose Levels in Influenza Mouse Challenge * x Adaptive & Cross Reactive to Mutating Strains Efficacy Against Mutational Drift 14 © 2022 SAB BIOTHERAPEUTICS, INC.

H1N1 H3N2 B-Vic B Yam Sample Started  at 5mg/ml A/California/ 4/2009 (Pandemic Strain) A/Michigan/ 45/2015 A/Brisbane/02/2018 A/Guangdong-maonan/2019 A/Singapore/INIFMH-16-0019/2016 A/Kansas/14/2017 A/Hong Kong/45/2019  B/Maryland /15/2016 B/Colorado/ 06/2017 B/Washington/02/2019  B/Phuket/ 3073/2013 B/California/ 12/2015 Anti-Influenza (Tc Bovine-derived quadrivalent hyperimmune) SAB-176  1:1,024 1:512 1:512 1:512 1:512 1:512 1:256 1:256 1:256 1:128 1:256 1:128 32X 16X 16-32X 16-32X 8-32X 16-128X 16-32X 16-32X 16-32X 16-32X 32X 16-32X Anti-Influenza hIVIG (human-derived) 2018 1:32 1:32 1:32 1:32 1:64 1:32 1:16 1:16 1:16 1:8 1:8 1:8 2017 1:32 1:32 1:16 1:16 1:64 1:32 1:16 1:16 1:16 1:8 1:8 1:8 2013 1:32 1:32 1:32 1:16 1:16 1:4 1:8 1:8 1:8 1:4 1:8 1:4 Negative Control Antibody NC Ab  <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 <1 18-21 18-19 19-20 20-21 Vaccine strain (season): SAB-176 protects against seasonal and pandemic influenza vaccine strains  past & future non-vaccine strains Highly-Potent: Exceeds Titers of Human Hyperimmune IVIG by up to 128X SAB-176 purified from TcB plasma vaccinated with 18-21 vaccine strain HUBER LAB, USD, JUL 2021   © 2022 SAB BIOTHERAPEUTICS, INC.

16

High Avidity: Driven By Hyperimmunization

SAb BIOTHERAPEUTICS

SAB-185 (Anti-SARS-CoV2) avidity increases with affinity maturation driven by hyperimmunization



V3
V4
V5
Tc Bovine™ Vaccination
WEEK
High Volume Plasma Collection
V3 D7-14
V4 D7-14
V5 D7-14
TITERS
V1
V2
V3
V4
V5



Off-rate (1/sec)
0.0001
0.001
0.01
0.1
WA-1
UK
SA
SAB-185 V3
SAB-185 V4
SAB-185 V3-V5

SURENDER LAB; DIVISION OF VIRAL PRODUCTS, CENTER FOR BIOLOGICS EVALUATION AND RESEARCH (CBER) FDA 05 APR 2021
JOURNAL OF INFECTIOUS DISEASE (2022) SEP 4;226(4):655-663

© 2022 SAB BIOTHERAPEUTICS, INC.

17

High Avidity More Closely Linked to Patient Outcomes than Neutralizing Titers

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Neutralization Titers Demonstrate Discordance to Disease Severity & Outcome


Expired
ICU Survived
Non-ICU Survived
ACE2 Inhibition (%)
AUC
1000
800
600
400
200
0
PsVNA50
ACE2 (%)

Neutralizing antibody titers and hACE2 receptor inhibition activity of COVID-19 patients' plasma during hospitalization

High Avidity Shows Direct Correlation to Patient Survival


Final Off Rate
Expired
ICU Survived
Non-ICU Survived
Off-Rate (1/sec)
0.0001
0.001
0.01
0.1
p = 0.0002
p = 0.0066
Expired
ICU Survived
Non- ICU Survived
Affinity Maturation
p = 0.0007
p = 0.0093
200
175
100
75
50
25
0
Expired
ICU Survived
Non- ICU Survived

SURENDER LAB; DIVISION OF VIRAL PRODUCTS, CENTER FOR BIOLOGICS EVALUATION AND RESEARCH (CBER) FDA; NATURE COMMUNICATIONS (2021) 12:1221

© 2022 SAB BIOTHERAPEUTICS, INC.

Oncology SAB-162E (Human Anti-Human EGFR pAbs) Exhibits High Binding Capability 18 ELISA EGFR ELISA EGFRvIII H292 H1975 H1299 © 2022 SAB BIOTHERAPEUTICS, INC. C

SAB-162E has Functional Properties for Addressing the Complexity of Cancer 19 SAB-162E inhibits cellular migration of NSCLC cells SAB-162E activates ADCC effector function © 2022 SAB BIOTHERAPEUTICS, INC. SAB-162E activates CDC effector function A B C in vivo Efficacy Study for SAB-162E (NOD/SCID mice) p=0.0004 p=0.0008 p=0.0016 * * * © 2022 SAB BIOTHERAPEUTICS, INC.

21

Consistent, Replicable Platform

In Vivo Efficacy Demonstrated Across a Broad Range Targets

TARGET	EFFICACY	MODEL(S)	COLLABORATORS
Anthrax	100%	mouse (lethal)	Food and Drug Administration
Alphaviruses	100% 100%	mouse (lethal aerosol) non-human primate (viral clearance)	Naval Medical Research Center, University of Pittsburgh, NIH: National Institute of Allergy and Infectious Diseases
Clostridioides Difficile	100% 87%	hamster (lethal) mouse (lethal)	Novavax
Dengue	100%	non-human primate (viral clearance)	Naval Medical Research Center
Ebola	90% 100%	mouse (lethal) non-human primate (lethal)	Naval Medical Research Center, NIH: National Institute of Allergy and Infectious Diseases, Novavax
Hantavirus	80-100% 100%	hamster (lethal) non-human primate (viral clearance)	United States Army Medical Research Institute of Infectious Diseases
Influenza	100% 100%	mouse (lethal) mouse (lethal aerosol)	National Institutes of Health, University of South Dakota, Utah State University, Naval Medical Research Center
Plague	100%	Mouse (lethal aerosolized)	United States Army Medical Research Institute of Infectious Diseases
MERS-CoV	100%	mouse (viral clearance)	Biomedical Advanced Research and Development Authority, Naval Medical Research Center, NIH: National Institute of Allergy and Infectious Diseases, Novavax
SARS-CoV2	100%	hACE2 hamster (lethal)	Biomedical Advanced Research and Development Authority, Naval Medical Research Center, University of Pittsburgh
Zika	100% 100% 100%	mouse (lethal) hamster (lethal) non-human primate (viral clearance)	Public Health Agency of Canada, Utah State University Harvard University

© 2022 SAB BIOTHERAPEUTICS, INC.

Tc Goats™ - Expanding The Human Immunotherapeutic Platform for Personalized Medicine

Genetic Engineering Science Applied Across Multiple Species SAB Capra, LLC. is a wholly-owned subsidiary of SAB Biotherapeutics, Inc. Advancing novel antibody production platform leveraging transgenic goats Functionality of the HAC proven in a second species (ruminant ungulate) Generated H7N9-specific human polyclonal antibodies from Tc Goat (caprine) platform. Scientific Reports, 2019 SAB Capra Phase 2 STTR Grant (NIH/NIAID): in collaboration with Utah State University Total funding $1,501,157 ($926,194 to SABC, $574,963 to USU) Two years: 18 Apr 2019 – 31 Mar 2021 Two times of 12-month no cost extension granted—new end date 31 Mar 2023  Genetic optimization in our Tc Bovine was done in 10 years while the goat optimization was done in 2 years. 23 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Demonstrated Fully Human IgG in Tc Goat 24 Human IgG in Tc Capra Kids © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Advancing the Tc Platform for Continued Advancement of Human Health Developing targeted human polyclonal antibodies for use in personalized medicine Tc Goat platform production ready for producing diagnostics and testing reagent applications. Accommodating smaller volume markets, lower cost of development and maintenance, and accelerated scaling (shorter gestation, multiple births)  25 © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

DiversitAb™ Proprietary Platform Technology © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Tc Bovine™ Vaccination Plasma Collection WEEK V1 V2 V3 V4 V5 PRIME–pDNA BOOST–RECOMBINANT PROTEIN V6 HUMAN POLYCLONAL ANTIBODIES TARGET 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 D8 D14 D11 D8 D14 D11 Pooling and Manufacturing D8 D14 D11 DiversitAb™ Development Process for Rapid High Titer & Avidity Maturation CONTINUE VACCINATIONS & COLLECTIONS Purified human  immunoglobulin G (hIgG) designed to specifically bind to target © 2021 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL 27

28

SAB-185: Specifically Targeted Human Immune Response

MOA of Novel Polyclonal Antibody Raised Against SARS-CoV-2 Spike Protein


Spike Glycoprotein
ECTODOMAIN
S1
S2
CTD
RBD
NTD
FUSION PEPTIDE
HR1
HR2

Multiple blocking and neutralizing antibody species bind to single epitope

Multiple blocking and neutralizing antibodies with uniquely determined and multifactorial paratopes bind to single multi-conformational antigen epitope

Diversity of antibodies and uniquely combinatorial paratopes drives effector functions including antibody and complement dependent cellular cytotoxicity

Spike Glycoprotein

Receptor binding domain in S1 spike protein binds to ACE-2 receptor on human cells; then undergoes a conformational change to allow the S2 spike protein domain to fuse with the cellular membrane leading to infection of the cell

SAB-185 Polyclonal Spike Protein MOA

Antibodies bind multiple conformations of SARS-CoV-2 extracellular spike protein epitope and appears to prevent most all conformations of the infectious determinant spike protein from interacting with ACE-2 receptors on host cells, allowing effector cells to phagocytize virus and eliminate/lyse infected cells via complement

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

29

Positioned for Personalized Medicine

Confirms Feasibility of Multi-dosing

High-dose therapy resulted in improved clinical parameters associated with reduced *M. hominis* burden following two subsequent infections



Open wound persisted ~7 years prior to treatment



Stopped SCIg
Surgery 1
Surgery 2
M. hominis/H. sapien (relative units)
M.hominis/H.sapien (relative units)
Daptomycin
Valnemulin
Vanc/CTX
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Ramp Up (Apr - May)
Medium Dose (Jun - Sep)
High Dose (Oct - Jan)
Low Dose (Feb - Mar)
High Dose (Apr - Jun)
SAB-136 Treatment



Same area following treatment with SAB - 136

BRIGHAM AND WOMEN'S HOSPITAL

HARVARD MEDICAL SCHOOL

JARED N SILVER, CAMERON D ASHBAUGH, JACOB J MILES, HUA WU, GREGORY T MARECKI, JOYCE K HWANG, JIN-AN JIAO, MARK ABRAMS, EDDIE J SULLIVAN, DUANE R WESEMANN, DEPLOYMENT OF TRANSCHROMOSOMAL BOVINE FOR PERSONALIZED ANTIMICROBIAL THERAPY, CLINICAL INFECTIOUS DISEASES, VOLUME 66, ISSUE 7, 1 APRIL 2018, PAGES 1116–1119

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

Highly-Potent: Exceeds Titers of Human Convalescent Plasma by 40X WILLIAM B. KLIMSTRA. PH.D. DEPARTMENT OF IMMUNOLOGY ; MEMBER, CENTER FOR VACCINE RESEARCH; THE UNIVERSITY OF PITTSBURGH 160 <20 6400 40X HIGHER NEUTRALIZING TITERS HYPERIMMUNIZATION WITH WUHAN SPIKE PROTEIN 30 © 2021 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

© 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL High Potency and Broad Cross Protective Neutralization Dr. Victor Huber, University of South Dakota

One of Its Kind DiversitAb™ Platform © 2022 SAB BIOTHERAPEUTICS, INC. – CONFIDENTIAL

33

Manufacturing Process hIgG purification overview



Plasma Request & Pooling
Caprylic Acid Fractionation
Kappa Select Capture Affinity
HC15 (Neg Affinity)
Q-Seph (Polish)
Plasma thawed and pooled to titer and impurity specifications
Precipitates bovine plasma proteins and HCP. Viral & Pathogen Reduction
Captures Kappa IgG (Reduces cIgG and bIgG impurities)
Captures BIgG HC molecules and enriches for hIgG
Polishes and reduces IgA, IgM host cell proteins, DNA, and endotoxin
Fully hIgG
Fully hIgG
Fully hIgG
Fully hIgG
Fully hIgG
Bovine Plasma Proteins
cIgG
Bovine Plasma Proteins
cIgG
cIgG
t-bIgG
t-bIgG
t-bIgG
t-bIgG

SAb BIOTHERAPEUTICS

Downstream Manufacturing Process

1. Plasma Request & Pooling
2. Caprylic Acid Fractionation
3. Chromatography
4. Nanofiltration & Final Formulation
5. 0.22 Filtration & Final Fill
6. Labeling & Distribution

Plasma selection strategy; thawed for 24-72 hours, then combined

Caprylic Acid:
Precipitates proteins

- pH adjustment
- Add Filter Aid – adheres insoluble proteins

Depth Filtration:
Clarification

Effective Viral Clearance Step

- Neutralize and 0.22 filter

Chromatography steps include two affinity and one ion exchange

KappaSelect:
Captures human light chain

- Perform low pH hold for viral inactivation

HC15:
Captures bovine heavy chain

TFF step to prepare sample for Q Sepharose

Q Sepharose:
Anion Exchange used for polishing

Nanofiltration

Dedicated Viral Clearance Step

Final Formulation

- Concentrated and diafiltrated with Formulation Buffer

0.22 Filter

- Sterile filtered into bulk drug substance

Final Fill

- Bulk drug substance filtered and filled into 10R glass vials. Stoppered and capped. Tested and released.

Vials labeled and boxed after QC tested, QA approves labels and then releases prior to distribution.

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Personal Impact • Global Influence
www.sabbiotherapeutics.com
SAB Biotherapeutics – CONFIDENTIAL
34

Downstream Manufacturing Process

1. Plasma Request & Pooling
2. Caprylic Acid Fractionation
3. Chromatography
4. Nanofiltration & Final Formulation
5. 0.22 Filtration & Final Fill
6. Labeling & Distribution

Pooling strategy finalized; plasma requested from QA, then thawed for 24-72 hours, then pooled

Caprylic Acid:
- pH adjustment,
- Add Filter Aid

Depth Filtration:
- Effective Viral Clearance Step
- Neutralize and 0.22 filter

Chromatography steps include two affinity and one ion exchange

KappaSelect: Captures human light chain
- Perform low pH
- Viral inactivation

HC15: Captures bovine heavy chain

Q Sepharose: Anion Exchange used for polishing

Nanofiltration
- Dedicated Viral Reduction Step

Final Formulation
- Concentrated and diafiltrated with Formulation Buffer

0.22 Filter
- Sterile filtered

Final Fill
- Perform terminal filter step prior to fill
- Fill using Flexicon pump. Filling and stoppering occur in ISO 5 Hood
- Seals are applied in ISO 7 area of Room 4

Vials labeled and boxed prior to being approved and released
- Labels are created by

SAb BIOTHERAPEUTICS
Personal Impact • Global Influence
www.sabbiotherapeutics.com
CONFIDENTIAL
35

SAB-162E decreased mouse in vivo tumor growth and almost tripled survival time 36 © 2022 SAB BIOTHERAPEUTICS, INC.